Exhibit 10.2

SECURITY AGREEMENT

This Security Agreement (as amended, modified or otherwise supplemented from time to time, the “Security Agreement”), dated as of January 10, 2023, by and between Giga-tronics Incorporated, a company organized under the laws of the state of California (the “Grantor”) and ______________ (collectively, “Secured Party”).

RECITALS

WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of the date hereof, by and among Grantor and Secured Party (the “Purchase Agreement”), Grantor agreed to issue and Secured Party agreed to purchase a new series of senior convertible notes of Grantor in the aggregate original principal amount of $3,333,333 (the “Notes”);

WHEREAS, as a condition to its agreement to purchase the Notes, in order to secure repayment of the amounts due under the Notes and fulfillment of all obligations of Grantor thereunder (the “Obligations”), Secured Party is requiring and Grantor has agreed to pledge its interest in the Collateral (as hereinafter defined) to Secured Party; and

WHEREAS, as security for the payment and performance of all of the Obligations, Grantor has agreed to deliver this Security Agreement to Secured Party.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals which are hereby incorporated into this agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor hereby agrees with Secured Party as follows:

1.
Terms Defined in the Uniform Commercial Code. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed them in the Purchase Agreement or other Transaction Documents (as such term is defined in the Purchase Agreement). Terms defined in the UCC and not otherwise defined herein or in the Purchase Agreement or other Transaction Documents shall have the meaning assigned thereto in the UCC as in effect from time to time. “UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.
2.
Grant of Security Interest. The Grantor hereby grants to Secured Party, security title to and a security interest in all personal property and real property of Grantor, including, without limitation, Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the “Collateral”): (a) Accounts; (b) Chattel Paper; (c) Commercial Tort Claims; (d) Deposit Accounts; (e) Documents; (f) General Intangibles; (g)

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Goods, including without limitation any and all Inventory, and all Equipment and any and all Fixtures; (h) Instruments; (i) Investment Property; (j) Letter-of-Credit Rights; (k) Supporting Obligations; (l) Instruments; (m) Intellectual Property; (n) all cash and currency; (o) any and all other personal property and interests in property; (p) all accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and (q) all proceeds and products of the foregoing, and all insurance pertaining to the foregoing and proceeds thereof.
3.
Obligations Secured. The security interest granted hereby secures the prompt and complete payment and performance when due of the Obligations, whether existing now or in the future.
4.
Warranties. Grantor hereby represents and warrants to Secured Party that:

3.1. Title; Authority; Consents. Grantor is and will be the lawful owner of all Collateral with power and authority to grant the security interests therein that are granted hereunder. Grantor owns the Collateral free and clear of any liens other than Permitted Liens. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any governmental authority or any other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against Grantor of this Security Agreement.

3.2. Accuracy of Information. All information now or hereafter furnished by Grantor to Secured Party relating to the Collateral or otherwise to this transaction is and will be true and correct in all material respects as of the date furnished.

3.3. Location of Business and Collateral. All books and records relating to the Collateral are kept at Grantor’s principal place of business, 7272 E. Indian School Road, Suite 540, Scottsdale, Arizona 85251. Grantor shall inform Secured Party if its principal place of business, or location of the books and records relating to the Collateral, shall change.

3.4 Organizational Status. The Grantor is a California corporation with a principal place of business as set forth in Section 3.3 above. Grantor shall inform Secured Party of any change in its organizational status or principal place of business.

5.
Agreements of Grantor.

4.1. Perfection of Security Interest. The Grantor hereby authorizes Secured Party to file such financing statements and other documents in all public offices deemed necessary by Secured Party at Grantor’s expense, including without limitation, a financing statement describing the Collateral as “all assets”. The Grantor agrees to do such other acts and things, all as Secured Party may from time to time reasonably request, to establish and maintain a valid and perfected security interest in the Collateral, free of all other liens and claims except for Permitted Liens. The Grantor hereby authorizes Secured Party to file financing statements describing the Collateral without the signature of Grantor so long as any of the Obligations remain unpaid. Upon payment and performance in full of the Obligations, Secured Party shall execute and deliver to Grantor promptly such termination statements as Grantor shall reasonably request.

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4.2. Furnishing of Information. The Grantor will furnish Secured Party such information concerning Grantor and the Collateral as Secured Party may request from time to time.

4.3. Inspection. The Grantor will permit Secured Party, at such reasonable times, and upon 3 days’ prior notice, to inspect the Collateral, and to inspect, audit and make copies of and extracts from books, records and all other papers in possession of Grantor pertaining to the Collateral.

4.4. Transfers and Encumbrances. No Grantor will sell, lease, assign or create or permit to exist any lien on, or security interest in, any Collateral to or in favor of anyone other than Secured Party, other than Permitted Liens.

4.5. Insurance. The Grantor will at all times maintain insurance with respect to the Collateral, with financially sound and reputable insurers, having coverages against losses or damages of the kinds customarily insured against properties similar in nature.

4.6. Collection Expenses. The Grantor will reimburse Secured Party for all reasonable, out-of-pocket expenses, including actual and reasonable attorneys’ fees and expenses, incurred by Secured Party in seeking to collect or enforce any rights with respect to the Collateral and incurred by Secured Party in seeking to collect any of the Obligations and to enforce any rights hereunder.

4.7. Maintenance of Collateral. The Grantor will at all times maintain the Collateral in good condition and will not waste, misuse or otherwise permit the Collateral to deteriorate in value, except in the ordinary wear and tear.

4.8. Waivers. The Grantor hereby waives, to the fullest extent permitted by law, the benefit of all appraisement, valuation, stay, extension and redemption laws, now or hereafter in force, and all rights of marshalling of the assets of Grantor in the event of any sale of the Collateral or any part thereof or any interest therein pursuant hereto, whether upon foreclosure or by power of sale or otherwise and whether under executory process or other legal process. The Grantor waives notice of demand and delivery and all other notices, delays and demands.

4.9. Performance of the Grantor’s Obligations by Secured Party. At any time during the continuance of a default or Event of Default (defined below) with respect to the Obligations and upon prior written notice to the Grantor, Secured Party may perform any agreement of Grantor hereunder which Grantor shall fail to perform and take any other action which Secured Party deems reasonably necessary for the maintenance or preservation of any of the Collateral or its interest therein, and Grantor agrees to reimburse Secured Party. All such expenses incurred by Secured Party shall be indebtedness secured hereby.

4.10. Financing Statements. Except after payment in full of all Obligations, the Grantor is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Secured Party and agrees that it shall not do so without the prior written consent of Secured Party.

5. Events of Default. “Event of Default” as used herein shall mean:

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(a)
the failure of Grantor to perform, observe, or comply with any of the provisions of this Security Agreement;
(b)
any representation, warranty or information made or given in this Security Agreement or in any report, statement, schedule, certificate, financial statement or other document furnished by Grantor in connection with this Security Agreement or the Obligations shall prove to have been false or misleading when made or given in any material respect; and
(c)
the occurrence of any nonpayment of the Obligations in full when due and owing.

6. Procedures Upon Default.

6.1. Remedies. Upon the occurrence and during the continuance of any Event of Default, Secured Party may take the following actions immediately and without prior notice to Grantor: (i) to exercise any and all of Secured Party’s rights, powers and privileges with respect to the Collateral; (ii) apply and set off any indebtedness due or to become due to the Grantor from Secured Party including, without limitation, the Collateral or (iii) exercise from time to time any other right or remedy available to Secured Party under the applicable Uniform Commercial Code. Upon the occurrence and during the continuance of an Event of Default, Grantor shall pay all costs and expenses of Secured Party of collection of any and all of the Obligations and enforcement of rights hereunder, including reasonable attorneys’ fees as permitted under applicable law. All rights and remedies specified herein are cumulative and are in addition to such other rights and remedies as are otherwise available to Secured Party.

6.2. Notices. If any notification of intended disposition of any of the Collateral is required by law, such notification if mailed shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition in accordance with Section 7.9 hereof

6.3. Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Secured Party at the time of, or received by Secured Party after the occurrence of an Event of Default) shall be paid to and applied as follows:

(i)
First, to the payment of costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Secured Party;
(ii)
Second, to the payment of the Obligations to Secured Party;
(iii)
Third, to the payment of the surplus, if any, to Grantor, its respective successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

7. Miscellaneous.

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7.1. No Waiver; Remedies Cumulative. No failure or delay on the part of Secured Party in exercising any right or remedy hereunder or under the Note and no course of dealing between Grantor and Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Secured Party would otherwise have. No notice to or demand on Grantor required hereunder shall entitle Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Secured Party to any other or further action in any circumstances without notice or demand.

7.2 Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.3. Governing Law; Submission to Jurisdiction.

(a)
This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to conflicts of laws principles that would require the application of any other law.
(b)
Nothing herein shall affect the right of Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Grantor in any other jurisdiction other than the state and federal courts located in New York.

7.4. Titles and Subtitles. The titles and subtitles used in this Security Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5. Severability. If any part of any provision of this Security Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions.

7.6. Modification. No modification or waiver of any provision of this Security Agreement or consent to departure therefrom shall be effective unless in writing approved by Grantor and Secured Party.

7.7. Survival of Representations. All representations and warranties contained herein or made in writing by Grantor in connection herewith shall survive the execution and delivery of this Security Agreement and any and all other documents and writings relating to or arising out of any of the foregoing or any of the Obligations.

7.8. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a successor, assign, heir, executor or administrator of the parties hereto.

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7.9. Notices. Any notice, demand, request, waiver or other communication required by any provision of this Security Agreement shall be in writing and may be (a) transmitted by email, (b) delivered by personal service, (c) sent by registered or certified mail, or (d) sent by an internationally recognized overnight delivery services. All such communications shall be addressed as follows:

To Grantor: Giga-tronics Incorporated

7272 E. Indian School Road

Suite 540

Scottsdale, Arizona 85251

Telephone: (833) 457-6667

Attention: Chief Executive Officer

E-Mail: jread@greshamww.com

With a copy to:

Nason, Yeager, Gerson, Harris & Fumero, P.A.

3001 PGA Boulevard, Suite 305

Palm Beach Gardens, Florida 33410

Telephone: (561) 471-3507

E-mail: mharris@nasonyeager.com

Attention: Michael D. Harris, Esq.

To Secured Party:

_____________

_____________

_____________

_____________

_____________

_____________

With a copy to:

Nelson Mullins Riley & Scarborough LLP

101 Constitution Avenue, NW

Suite 900

Washington, DC 2001
Telephone: (202) 689-2987
Attention: Andrew M. Tucker, Esq.
E-mail: andy.tucker@nelsonmullins.com

Notices sent by (i) email shall be deemed delivered when sent, (ii) personal service shall be deemed delivered on actual receipt, (iii) registered or certified mail shall be deemed delivered

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when received or when delivery is refused, and (iv) overnight courier shall be deemed delivered on the next business day.

7.10. Time of Essence. Time is of the essence in this Security Agreement.

7.11. Term of Agreement. The Grantor expressly agrees that this Security Agreement and the security interest in the Collateral conveyed to Secured Party hereunder shall remain valid and in full force and effect until the Obligations have been satisfied in full.

7.12. Entire Agreement. This Security Agreement constitutes the full and entire understanding and agreement between the parties with regard to their subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

7.13. Secured Party’s Duties. The powers conferred on Secured Party hereunder are solely to protect Secured Party’s interest in the Collateral. Secured Party shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

GRANTOR:

GIGA-TRONICS INCORPORATED

By: __________________________
 Name: Jonathan Read

Title: Chief Executive Officer

SECURED PARTY:

_________________

By: _________________________

Name: _________________

Title: __________________

__________________

By: _________________________

Name: __________________

Title: __________________

Signature Page to Security Agreement